               SUPPLEMENT DATED JUNE 25, 1998 TO THE PROSPECTUS
                             DATED MAY 1, 1998 FOR
                   CANADA LIFE OF AMERICA SERIES FUND, INC.

Effective immediately, the following supersedes and replaces the information contained in the prospectus captioned Sub-Adviser Portfolio Manager under the Capital Portfolio section:

Marion S. Schultheis, who joined the Sub-Advisor as Managing Director in May, 1998, is responsible for the management of Seligman Growth Fund, Inc. and the Seligman Capital Portfolio of Seligman Portfolios, Inc. Additionally, she is responsible for directing and overseeing the domestic investments of the Seligman Henderson Global Growth Opportunities Fund, a series of Seligman a series of Seligman Henderson Global Fund Series, Inc. From October, 1997 until May, 1998, she was a Managing Director at Chancellor LGT. Prior thereto, Ms. Schultheis was a Senior Portfolio Manager at IDS Advisory Group Inc. from August, 1987 until October, 1997.